Note 18 - Intangible assets - Goodwill - Breakdown by CGU and Changes of the year (Details)	12 Months Ended
Dec. 31, 2017
Intangible Assets and Goodwill Abstract
Description of key assumptions on which management has based cash flow projections	Three key assumptions are used when calculating the impairment test. These hypothesis are the ones to which the amount of the recoverable value is most sensitive: The forecast cash flows estimated by the Group's management, and based on the latest available budgets for the next 5 years. The constant sustainable growth rate for extrapolating cash flows, starting in the fifth year (2022), beyond the period covered by the budgets or forecasts. The discount rate on future cash flows, which coincides with the cost of capital assigned to each CGU, and which consists of a risk-free rate plus a premium that reflects the inherent risk of each of the businesses evaluated. The focus used by the Group's management to determine the values of the hypotheses is based both on its projections and past experience. These values are uniform and use external sources of information. At the same time, the valuations of the most significant goodwill have in general been reviewed by independent experts (not the Group's external auditors) who apply different valuation methods according to each type of asset and liability. The valuation methods used are: The method for calculating the discounted value of future cash flows, the market transaction method and the cost method.
Explanation of period over which management has projected cash flows	The forecast cash flows estimated by the Group's management, and based on the latest available budgets for the next 5 years.